VOYA MUTUAL FUNDS Voya CBRE Long/Short Fund (the “Fund”)
Supplement dated March 22, 2019 to the Fund’s Class A, Class I, and Class T shares Prospectus, Summary Prospectus and related Statement of Additional Information each dated February 28, 2019

On March 14, 2019, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about June 7, 2019. The Fund is closed to new investment effective March 19, 2019. Any contingent deferred sales charge that would be applicable on a redemption of the Fund’s shares shall be waived from March 19, 2019 to the date of liquidation. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE